Exhibit 10.11
TENNESSEE VALLEY AUTHORITY
COAL ACQUISITION & SUPPLY
1101 Market Street, MR 2A
Chattanooga, Tennessee 37402-2801
CONTRACT SUPPLEMENT

TO: Armstrong Coal Company Inc	Supplement No.	4
7701 Forsyth Boulevard 10th Floor	Date	December 11, 2008
St. Louis MO 63105	Group No.	612
	Contract No.	40668
	Plant	Various
	Name of Mine	Big Run
Attention Mr. Martin Wilson
Per the Contract Section 10.1 the Base Price will be adjusted by 2.75% January 1, 2009. The new base price shall be $30.753 per ton cc: Tate Rich, President
Delta Coals,LLC
95 White Bridge Road #404
Nashville Tennessee 37205

Tennessee Valley Authority
By	/s/ Eddie Spicer
Eddie Spicer
Fuel Contract Administrator

/s/
Contract Support Specialist

/s/
Manager of Coal Supply Date 1-7-09